EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
4/12/2023	3130ATS57	4/14/2023	3/10/2028	9/10/2023	Non-Callable		Fixed Constant		4.500	5,000,000
4/12/2023	3130ATVC8	4/14/2023	6/14/2024	6/14/2023	Non-Callable		Fixed Constant		4.875	75,000,000
4/12/2023	3130AUZC1	4/14/2023	3/14/2025	9/14/2023	Non-Callable		Fixed Constant		4.625	7,000,000
4/12/2023	3130AV6J6	4/14/2023	3/13/2026	9/13/2023	Non-Callable		Fixed Constant		4.500	1,000,000
4/12/2023	3130AVNK4	4/24/2023	10/24/2023	7/24/2023	Optional Principal Redemption	European	Fixed Constant	7/24/2023	5.000	25,000,000
4/12/2023	3130AVPF3	4/13/2023	4/12/2024	10/12/2023	Optional Principal Redemption	European	Fixed Constant	10/12/2023	4.840	16,000,000
4/12/2023	3130AVPG1	4/13/2023	5/30/2024	5/30/2023	Non-Callable		Fixed Constant		4.580	40,000,000
4/12/2023	3130AVPM8	4/14/2023	6/25/2025	6/25/2023	Non-Callable		Fixed Constant		3.960	25,000,000
4/13/2023	3130ATS57	4/17/2023	3/10/2028	9/10/2023	Non-Callable		Fixed Constant		4.500	8,000,000
4/13/2023	3130ATVC8	4/17/2023	6/14/2024	6/14/2023	Non-Callable		Fixed Constant		4.875	75,000,000
4/13/2023	3130AUZC1	4/17/2023	3/14/2025	9/14/2023	Non-Callable		Fixed Constant		4.625	17,000,000
4/13/2023	3130AV4X7	4/17/2023	3/11/2033	9/11/2023	Non-Callable		Fixed Constant		4.375	1,000,000
4/13/2023	3130AV6J6	4/17/2023	3/13/2026	9/13/2023	Non-Callable		Fixed Constant		4.500	10,000,000
4/13/2023	3130AVBC5	4/17/2023	3/12/2027	9/12/2023	Non-Callable		Fixed Constant		4.500	5,000,000
4/13/2023	3130AVPJ5	4/17/2023	4/17/2024	10/17/2023	Non-Callable		Fixed Constant		4.750	15,000,000
4/13/2023	3130AVPT3	4/24/2023	4/24/2028	10/24/2023	Optional Principal Redemption	American	Fixed Constant	4/24/2024	4.870	20,000,000
4/13/2023	3130AVPU0	4/20/2023	4/20/2043	10/20/2023	Optional Principal Redemption	American	Fixed Constant	10/20/2023	5.940	4,000,000
4/13/2023	3130AVPV8	4/20/2023	4/20/2038	10/20/2023	Optional Principal Redemption	American	Fixed Constant	10/20/2023	5.840	3,000,000
4/13/2023	3130AVPY2	4/24/2023	4/24/2030	10/24/2023	Optional Principal Redemption	American	Fixed Constant	4/24/2025	4.950	5,000,000
4/13/2023	3130AVQ39	4/17/2023	5/14/2024	10/17/2023	Optional Principal Redemption	Bermudan	Fixed Constant	7/17/2023	5.190	15,000,000
4/13/2023	3130AVQ54	4/17/2023	8/6/2024	8/6/2023	Non-Callable		Fixed Constant		4.440	25,000,000
4/13/2023	3130AVQ62	4/17/2023	8/13/2024	8/13/2023	Non-Callable		Fixed Constant		4.420	25,000,000
4/14/2023	3130AVQ96	4/17/2023	4/17/2024	10/17/2023	Optional Principal Redemption	Bermudan	Fixed Constant	7/17/2023	5.150	15,000,000
4/14/2023	3130AVQ96	4/17/2023	4/17/2024	10/17/2023	Optional Principal Redemption	Bermudan	Fixed Constant	7/17/2023	5.150	15,000,000
4/14/2023	3130AVQA3	4/18/2023	5/13/2024	10/18/2023	Optional Principal Redemption	Bermudan	Fixed Constant	7/18/2023	5.300	1,000,000,000
4/14/2023	3130AVQH8	4/17/2023	6/21/2024	6/21/2023	Non-Callable		Fixed Constant		4.670	100,000,000
4/14/2023	3130AVQJ4	4/17/2023	2/1/2024	8/1/2023	Non-Callable		Fixed Constant		4.860	100,000,000

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

4/14/2023	3130AVQK1	4/20/2023	5/15/2024	10/20/2023	Optional Principal Redemption	Bermudan	Fixed Constant	7/20/2023	5.300	500,000,000
4/14/2023	3130AVQL9	4/17/2023	6/28/2024	10/17/2023	Non-Callable		Fixed Constant		4.650	50,000,000
4/14/2023	3130AVQR6	4/18/2023	5/30/2024	5/30/2023	Non-Callable		Fixed Constant		4.680	15,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
• American-redeemable continuously on and after the first redemption date and until maturity.
• Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
• European-redeemable on a particular date only.
• Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
• Multi-European-redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

Prepared by:

Reviewed by: